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                                                                    EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 25, 1998 appearing on page F-2 of the Javelin Systems, Inc. Annual Report on Form 10-KSB for the year ended June 30, 1998.


PricewaterhouseCoopers LLP

Costa Mesa, California
October 20, 1998